Exhibit 10.1

Amended and Restated

WARRANT AGREEMENT

THIS AMENDED AND RESTATED WARRANT AGREEMENT is made as of [ ], 2018 by and among National Holdings Corporation, a Delaware corporation (the “Company”), Computershare Inc., a Delaware corporation (“Computershare”), and its wholly-owned subsidiary, Computershare Trust Company, N.A., a federally chartered trust company (and together with Computershare, the “Warrant Agent”).

RECITALS:

WHEREAS, the Company’s Board of Directors has declared a dividend of one warrant (the “Warrants”) to purchase shares of the Company’s common stock, par value $0.02 per share (the “Common Stock”), for each share of Common Stock issued and outstanding at the close of trading the date before the ex-dividend date with respect to such dividend to be established by The Nasdaq Stock Market (the date on which the Warrants are issued being referred to herein as the “Issuance Date”), at the Exercise Price (as defined below), upon the terms and subject to the conditions hereinafter set forth, with the record date for the distribution of the Warrants having been established as December 9, 2016;

WHEREAS, both the Common Stock and the Warrants were issued by the Company in a distribution pursuant to an effective shelf registration statement on Form S-1, Registration No. 333-214791 (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”); and

WHEREAS, the Company and the Warrant Agent are parties to that certain Warrant Agreement dated as of December 13, 2016 (the “Original Agreement”) pursuant to which the Warrant Agent is appointed to act on behalf of the Company in connection with the issuance, transfer, exchange and exercise of the Warrants; and

WHEREAS, the Company and the Warrant Agent desire to amend and restate the Original Agreement in its entirety as set forth in this Warrant Agreement to, among other things, make certain clarifying modifications that the parties deem necessary and desirable.

AGREEMENT:

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company for the Warrants, and the Warrant Agent hereby accepts such appointment and agrees to perform the same in accordance with the terms and conditions set forth in this Warrant Agreement.

2. Warrants.

(a) Form of Warrant. Each Warrant shall be issued in registered form only, shall be in substantially the form of Exhibit A hereto, the provisions of which are incorporated herein, and shall be signed by, or bear the facsimile signature of, the Chief Executive Officer, Chief Financial Officer, President or Secretary of the Company. In the event the person whose facsimile signature has been placed upon any Warrant shall have ceased to serve in the capacity in which such person signed the Warrant before such Warrant is issued, it may be issued with the same effect as if he or she had not ceased to be such at the date of issuance.

(b) Effect of Countersignature. Unless and until countersigned by the manual or facsimile signature of the Warrant Agent pursuant to this Warrant Agreement, a Warrant shall be invalid and of no effect and may not be exercised by the holder thereof.

(c) Registration.

(i) Warrant Register. The Warrant Agent shall maintain books (“Warrant Register”), for the registration of the original issuance and the registration of any transfer of the Warrants. Upon the initial issuance of the Warrants, the Warrant Agent shall issue and register the Warrants in the names of the respective Holders (as defined below) in such denominations and otherwise in accordance with instructions delivered to the Warrant Agent by the Company. To the extent the Warrants are DTC eligible as of the Issuance Date, all of the Warrants shall be represented by one or more Book-Entry Warrant Certificates deposited with The Depository Trust Company (the “Depository”) and registered in the name of Cede & Co., a nominee of the Depository. Ownership of beneficial interests in the Book-Entry Warrant Certificates shall be shown on, and the transfer of such ownership shall be effected through, records maintained (A) by the Depository or its nominee for each Book-Entry Warrant Certificate; (B) by institutions that have accounts with the Depository (such institution, with respect to a Warrant in its account, a “Participant”); or (C) directly on the book-entry records of the Warrant Agent with respect only to owners of beneficial interests that represent such direct registration. If the Warrants are not DTC eligible as of the Issuance Date or the Depository subsequently ceases to make its book-entry settlement system available for the Warrants, the Company may instruct the Warrant Agent to make other arrangements for book-entry settlement within ten Business Days after the Depository ceases to make its book-entry settlement available. In the event that the Company does not make alternative arrangements for book-entry settlement within ten Business Days or the Warrants are not eligible for, or it is no longer necessary to have the Warrants available in, book-entry form, the Warrant Agent shall provide written instructions to the Depository to deliver to the Warrant Agent for cancellation each Book-Entry Warrant Certificate, and the Company shall instruct the Warrant Agent to deliver to the Depository definitive Warrant Certificates in physical form evidencing such Warrants. Such definitive Warrant Certificates shall be in substantially the form attached as Exhibit A hereto.

(ii) Beneficial Owner; Registered Holder. Prior to due presentment for registration of transfer of any Warrant, the Company and the Warrant Agent may deem and treat the person in whose name such Warrant shall be registered upon the Warrant Register (a “registered holder”), as the absolute owner of such Warrant and of each Warrant represented thereby (notwithstanding any notation of ownership or other writing on the Warrant Certificate made by anyone other than the Company or the Warrant Agent), for the purpose of any exercise thereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Any person in whose name ownership of a beneficial interest in the Warrants evidenced by a Book-Entry Warrant Certificate is recorded in the records maintained by the Depository or its nominee shall be deemed the “beneficial owner” thereof; provided, that all such beneficial interests shall be held through a Participant which shall be the registered holder of such Warrants. As used herein, the term “Holder” refers only to a registered holder of the Warrants.

(d) Opinion of Counsel. The Company shall provide an opinion of counsel to the Warrant Agent prior to the issuance of the Warrants to set up a reserve of Warrants and related Common Stock. The opinion shall state that all Warrants or Common Stock, as applicable, are:

(i) registered under the Securities Act of 1933, as amended, or are exempt from such registration, and all appropriate state securities law filings have been made with respect to the Warrants or shares; and

(ii) validly issued, fully paid and non-assessable.

3. Terms and Exercise of Warrants.

(a) Exercise Price. The exercise price per one share of the Common Stock under each Warrant shall be $3.25, subject to adjustment hereunder (the “Exercise Price”).

(b) Duration of Warrants. A Warrant may be exercised only during the period (the “Exercise Period”) commencing on the Issuance Date and terminating at 5:00 P.M., Eastern time, on the five year anniversary of the Issuance Date (the “Expiration Date”). Each Warrant not exercised on or before the Expiration Date shall become void, and all rights thereunder and all rights in respect thereof under this Warrant Agreement shall cease at the close of business on the Expiration Date.

(c) Exercise of Warrants.

(i) Exercise and Payment.

(A) A registered holder may exercise a Warrant by delivering, not later than 5:00 P.M., Eastern time, on any Business Day during the Exercise Period (the “Exercise Date”) to the Warrant Agent at its corporate trust department (x) the Warrant Certificate evidencing the Warrants, or, in the case of a Book-Entry Warrant Certificate, the Warrants to be exercised (the “Book-Entry Warrants”) as shown on the records of the Depository to an account of the Warrant Agent at the Depository designated for such purpose in writing by the Warrant Agent to the Depository from time to time, (y) an election to purchase the shares of Common Stock underlying the Warrants to be exercised (the “Election to Purchase”), properly completed and executed by the registered holder on the reverse of the Warrant Certificate or, in the case of a Book-Entry Warrant Certificate, properly delivered by the Participant in accordance with the Depository’s procedures, and (z) the Warrant Price for each Warrant to be exercised in lawful money of the United States of America by wire, certified or official bank check, or wire transfer, in immediately available funds. The term “Warrant Price” as used in this Warrant Agreement refers to price per share of Common Stock at which shares may be purchased at the time the Warrant is exercised.

(B) If any of (x) the Warrant Certificate or the Book-Entry Warrants, (y) the Election to Purchase, or (z) the Warrant Price therefor, is received by the Warrant Agent after 5:00 P.M., Eastern time, on the specified Exercise Date, the Warrants will be deemed to be received and exercised on the Business Day next succeeding the Exercise Date. If the date specified as the Exercise Date is not a Business Day, the Warrants will be deemed to be received and exercised on the next succeeding day that is a Business Day. If the Warrants are received or deemed to be received after the Expiration Date, the exercise thereof will be null and void and any funds delivered to the Warrant Agent will be returned to the registered holder or Participant, as the case may be, as soon as practicable. In no event will interest accrue on funds deposited with the Warrant Agent in respect of an exercise or attempted exercise of Warrants. The validity of any exercise of Warrants will be determined by the Company in its sole discretion and such determination will be final and binding upon the registered holder and the Warrant Agent. Neither the Company nor the Warrant Agent shall have any obligation to inform a registered holder of the invalidity of any exercise of Warrants.

(C) The Warrant Agent shall forward funds received for warrant exercises in a given month by the 5th Business Day of the following month by wire transfer to an account designated by the Company.

(D) All funds received by Computershare under this Agreement that are to be distributed or applied by Computershare in the performance of Services (the “Funds”) shall be held by Computershare as agent for the Company and deposited in one or more bank accounts to be maintained by Computershare in its name as agent for the Company. Until paid pursuant to the terms of this Agreement, Computershare will hold the Funds through such accounts in: deposit accounts of commercial banks with Tier 1 capital exceeding $1 billion or with an average rating above investment grade by S&P (LT Local Issuer Credit Rating), Moody’s (Long Term Rating) and Fitch Ratings, Inc. (LT Issuer Default Rating) (each as reported by Bloomberg Finance L.P.). Computershare shall have no responsibility or liability for any diminution of the Funds that may result from any deposit made by Computershare in accordance with this paragraph, including any losses resulting from a default by any bank, financial institution or other third party. Computershare may from time to time receive interest, dividends or other earnings in connection with such deposits. Computershare shall not be obligated to pay such interest, dividends or earnings to the Company, any holder or any other party.

(ii) Issuance of Certificates.

(A) The Warrant Agent shall, within a reasonable time, advise the Company and the transfer agent and registrar in respect of (w) the shares of Common Stock issuable upon such exercise as to the number of Warrants exercised in accordance with the terms and conditions of this Warrant Agreement, (x) the instructions of each registered holder or Participant, as the case may be, with respect to delivery of the Warrant Shares issuable upon such exercise, and the delivery of definitive Warrant Certificates, as appropriate, evidencing the balance, if any, of the Warrants remaining after such exercise, (y) in case of a Book-Entry Warrant Certificate, the notation that shall be made to the records maintained by the Depository, its nominee for each Book-Entry Warrant Certificate, or a Participant, as appropriate, evidencing the balance, if any, of the Warrants remaining after such exercise, and (z) such other information as the Company or such transfer agent and registrar shall reasonably require.

(B) The Company shall, by 5:00 p.m., Eastern time, on the third Business Day next succeeding the Exercise Date of any Warrant and the clearance of the funds in payment of the aggregate Exercise Price, execute, issue and deliver to the Warrant Agent, the Warrant Shares to which such Holder or Participant, as applicable, is entitled, in fully registered form, registered in such name or names as may be directed by such Holder or Participant, as applicable. Upon receipt of such Warrant Shares, the Warrant Agent shall, by 5:00 p.m., Eastern time, on the fourth Business Day next succeeding such Exercise Date, transmit such Warrant Shares to, or upon the order of, such Holder.

(C) In lieu of delivering physical certificates representing the Warrant Shares issuable upon exercise, provided the Company’s transfer agent is participating in the Depository’s Fast Automated Securities Transfer program, the Company shall use its reasonable best efforts to cause its transfer agent to electronically transmit the Warrant Shares issuable upon exercise to the Depository’s Fast Automated Securities Transfer program.

(D) For the avoidance of doubt, the Company shall not be required to pay cash if it cannot issue registered shares of Common Stock upon exercise of a Warrant.

(iii) Valid Issuance. All shares of Common Stock issued upon the proper exercise of a Warrant in conformity with this Warrant Agreement shall be validly issued, fully paid and nonassessable.

(iv) Dividends. The accrual of dividends, if any, on the Warrant Shares issued upon the valid exercise of any Warrant will be governed by the terms generally applicable to the Common Stock. From and after the issuance of such Warrant Shares, the former holder of the Warrants exercised will be entitled to the benefits generally available to other holders of Common Stock and such former holder’s right to receive payments of dividends and any other amounts payable in respect of the Warrant Shares shall be governed by, and shall be subject to, the terms and provisions generally applicable to the Common Stock.

(v) No Fractional Exercise. A registered holder may exercise a Warrant from time to time only for whole shares of Common Stock. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of a Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share. If fewer than all of the Warrants evidenced by a Warrant Certificate are exercised, a new Warrant Certificate for the number of unexercised Warrants remaining shall be executed by the Company and countersigned by the Warrant Agent as provided in Section 2, and delivered to the Holder of the Warrant Certificate at the address specified on the books of the Warrant Agent or as otherwise specified by such registered holder. If fewer than all the Warrants evidenced by a Book-Entry Warrant Certificate are exercised, a notation shall be made to the records maintained by the Depository, its nominee for each Book-Entry Warrant Certificate, or a Participant, as appropriate, evidencing the balance of the Warrants remaining after such exercise.

(vi) No Transfer Taxes. Issuance of Warrant Shares shall be made without charge to a registered holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the registered holder or in such name or names as may be directed by the registered holder; provided, however, that in the event Warrant Shares are to be issued in a name other than the name of the registered holder, a Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the registered holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all transfer agent fees required for same-day processing of any exercise notice.

(vii) Date of Issuance. Each person in whose name any such certificate for shares of Common Stock is issued shall for all purposes be deemed to have become the Holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the Holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

(viii) Cost Basis Information. In the event of a cash exercise, the Company hereby instructs the Warrant Agent to record cost basis for newly issued shares in a manner to be subsequently communicated by the Company to the Warrant Agent.

(ix) Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the registered holder the number of Warrant Shares that are not disputed.

4. Adjustments.

(a) Stock Dividends and Splits. If the Company at any time after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a greater number of shares, then, after the date of record for effecting such subdivision, the Warrant Shares issuable upon exercise of this Warrant will be proportionately increased and the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time after the Issuance Date combines (by any reverse stock split, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a smaller number of shares, then, after the date of record for effecting such combination, the Warrant Shares issuable upon exercise of a Warrant will be proportionately reduced and the Exercise Price in effect immediately prior to such combination will be proportionately increased.

(b) Adjustments for Other Distributions. If the Company at any time after the Issuance Date, makes or files a record date for the determination of holders of Common Stock entitled to receive any distribution payable in securities or assets of the Company other than shares of Common Stock, then and in each such event, provision shall be made so that the Holder of a Warrant shall receive upon exercise thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities or assets of the Company which they would have received had their Warrant been exercised into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the date of conversion, retained such securities or assets receivable by them as aforesaid during such period, subject to all other adjustment called for during such period under this Section 4(b) with respect to the rights of the holders of the Warrants.

(c) Fundamental Transaction. If the Company at any time after the Issuance Date, (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions (other than in connection with a plan of complete liquidation of the Company), (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of a majority of the outstanding shares of Common Stock tender or exchange their shares for other securities, cash or property, (iv) the Company effects any reclassification of its outstanding Common Stock or any compulsory share exchange pursuant to which outstanding Common Stock is effectively converted into or exchanged for other securities, cash or property or (v) any transaction is consummated whereby any Person or entity acquires more than 50% of the Company’s outstanding Common Stock (a “Fundamental Transaction”), then as a condition of such Fundamental Transaction, adequate provision will be made whereby the Holder of a Warrant will have the right to acquire and receive upon exercise of their Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of their Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of their Warrant had such Fundamental Transaction not taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Section 4(c) will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of a Warrant. The Company will not effect any Fundamental Transaction unless prior to or simultaneously with the consummation thereof, the successor corporation (if other than the Company) assumes by written instrument the obligations under this Section 4(c) and the obligations to deliver to the Holder of a Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to acquire.

(d) Notices.

(i) Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 4, the Company shall give reasonable written notice thereof to the Warrant Agent, which notice shall set forth the Exercise Price after such adjustment and set forth a brief statement of the facts requiring such adjustment. The Company agrees that it will provide the Warrant Agent with any new or amended exercise terms. The Warrant Agent shall have no obligation under any Section of this Warrant Agreement to determine whether an adjustment made hereunder has occurred or to calculate any of the adjustments set forth in this Warrant Agreement.

(ii) Notices of Corporate Events. If the Company (A) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock (other than a dividend payable solely in shares of Common Stock) or (B) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Warrant Agent and each Holder a notice describing the material terms and conditions of such dividend, distribution or transaction. Notwithstanding anything to the contrary in this Section 4(d), the failure to deliver any notice under this Section 4(d) or any defect therein shall not affect the validity of the corporate action required to be described in such notice. Until the exercise of its, his or her Warrant or any portion of such Warrant, a Holder shall not have nor exercise any rights by virtue of ownership of a Warrant as a stockholder of the Company (including without limitation the right to notification of stockholder meetings or the right to receive any notice or other communication concerning the business and affairs of the Company other than as provided in this Section 4(d)).

(e) Form of Warrant. The form of Warrant need not be changed because of any adjustment pursuant to this Section 4, and Warrants issued after such adjustment may state the same Warrant Price and the same number of shares as is stated in the Warrants initially issued pursuant to this Warrant Agreement. However, the Company may at any time in its sole discretion make any change in the form of Warrant that the Company may deem appropriate and that does not affect the substance thereof, and any Warrant thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant or otherwise, may be in the form as so changed.

(f) Calculations. All calculations under this Section 4 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 4, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

5. Transfer and Exchange of Warrants.

(a) Registration of Transfer. The Warrant Agent shall register the transfer, from time to time, of any outstanding Warrant upon the Warrant Register, upon surrender of such Warrant for transfer, properly endorsed with signatures properly guaranteed and accompanied by appropriate instructions for transfer. Upon any such transfer, a new Warrant representing an equal aggregate number of Warrants shall be issued and the old Warrant shall be cancelled by the Warrant Agent. The Warrants so cancelled shall be delivered by the Warrant Agent to the Company from time to time upon request.

(b) Procedure for Surrender of Warrants. Warrants may be surrendered to the Warrant Agent, together with a written request for exchange or transfer, and thereupon the Warrant Agent shall issue in exchange therefor one or more new Warrants as requested by the registered holder of the Warrants so surrendered, representing an equal aggregate number of Warrants; provided, however, that except as otherwise provided herein or in any Book-Entry Warrant Certificate, each Book-Entry Warrant Certificate may be transferred only in whole and only to the Depository, to another nominee of the Depository, to a successor depository, or to a nominee of a successor depository; provided further, however, that in the event that a Warrant surrendered for transfer bears a restrictive legend, the Warrant Agent shall not cancel such Warrant and issue new Warrants in exchange therefor until the Warrant Agent has received an opinion of counsel for the Company stating that such transfer may be made and indicating whether the new Warrants or Warrant Shares must also bear a restrictive legend. Upon any such registration of transfer, the Company shall execute, and the Warrant Agent shall countersign and deliver, in the name of the designated transferee a new Warrant Certificate or Warrant Certificates of any authorized denomination evidencing in the aggregate a like number of unexercised Warrants. A party requesting transfer of Warrants must provide any evidence of authority that may be required by the Warrant Agent, including but not limited to, a signature guarantee from an eligible institution participating in a recognized signature guarantee medallion program approved by the Securities Transfer Association.

(c) Fractional Warrants. The Warrant Agent shall not be required to effect any registration of transfer or exchange which will result in the issuance of a warrant certificate for a fraction of a warrant.

(d) Service Charges. No service charge shall be made for any exchange or registration of transfer of Warrants.

(e) Warrant Execution and Countersignature. The Warrant Agent is hereby authorized to countersign and to deliver, in accordance with the terms of this Warrant Agreement, the Warrants required to be issued pursuant to the provisions of this Section 5, and the Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrants duly executed on behalf of the Company for such purpose.

6. Other Provisions Relating to Rights of Registered Holders of Warrants.

(a) No Rights as Stockholder. Except as otherwise specifically provided herein, a registered holder, solely in its capacity as a holder of a Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant Agreement be construed to confer upon a registered holder, solely in its capacity as the registered holder of a Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the registered holder of the Warrant Shares which it is then entitled to receive upon the due exercise of a Warrant. In addition, nothing contained in this Warrant Agreement shall be construed as imposing any liabilities on a registered holder to purchase any securities (upon exercise of a Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. A Warrant does not entitle the registered holder thereof to any of the rights of a stockholder.

(b) Lost, Stolen or Destroyed Warrants. The Warrant Agent shall issue replacement Warrants in a form mutually agreed to by the Warrant Agent and the Company for those certificates alleged to have been lost, stolen or destroyed, upon receipt by the Warrant Agent of an open penalty surety bond satisfactory to it and holding it and the Company harmless, absent notice to the Warrant Agent that such certificates have been acquired by a bona fide purchaser. The Warrant Agent may, at its option, issue replacement Warrants for mutilated certificates upon presentation thereof without such indemnity.

(c) Reservation of Common Stock. The Company shall at all times reserve and keep available a number of its authorized but unissued shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Warrants issued pursuant to this Warrant Agreement.

7. Concerning the Warrant Agent and Other Matters.

(a) Rights and Duties of Warrant Agent.

(i) The Warrant Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Warrant Agent as to any action taken or omitted by it in accordance with such opinion.

(ii) The Warrant Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Warrant Agreement or in the Warrant Certificates (except its countersignature thereof) or be required to verify the same, and all such statements and recitals are and shall be deemed to have been made by the Company only.

(iii) The Warrant Agent shall not have any duty or responsibility in the case of the receipt of any written demand from any holder of Warrants with respect to any action or default by the Company, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon the Company.

(iv) The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Warrant Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

(v) The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorney or agents, and the Warrant Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorney or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct (each as determined by a final judgment of a court of competent jurisdiction) in the selection and continued employment thereof.

(vi) The Warrant Agent may rely on and shall be held harmless and protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in reliance upon any certificate, statement, instrument, opinion, notice, letter, facsimile transmission, telegram or other document, or any security delivered to it, and believed by it to be genuine and to have been made or signed by the proper party or parties, or upon any written or oral instructions or statements from the Company with respect to any matter relating to its acting as Warrant Agent hereunder.

(vii) The Warrant Agent shall not be obligated to expend or risk its own funds or to take any action that it believes would expose or subject it to expense or liability or to a risk of incurring expense or liability, unless it has been furnished with assurances of repayment or indemnity satisfactory to it.

(viii) The Warrant Agent shall not be liable or responsible for any failure of the Company to comply with any of its obligations relating to any registration statement filed with the Commission or this Warrant Agreement, including without limitation obligations under applicable regulation or law.

(ix) The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any Warrants authenticated by the Warrant Agent and delivered by it to the Company pursuant to this Warrant Agreement or for the application by the Company of the proceeds of the issue and sale, or exercise, of the Warrants.

(x) The Warrant Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the express provisions hereof (and no duties or obligations shall be inferred or implied). The Warrant Agent shall not assume any obligations or relationship of agency or trust with any of the owners or holders of the Warrants.

(xi) The Warrant Agent may rely on and be fully authorized and protected in acting or failing to act upon (A) any guaranty of signature by an “eligible guarantor institution” that is a member or participant in the Securities Transfer Agents Medallion Program or other comparable “signature guarantee program” or insurance program in addition to, or in substitution for, the foregoing; or (B) any law, act, regulation or any interpretation of the same even though such law, act, or regulation may thereafter have been altered, changed, amended or repealed.

(b) Payment of Taxes. The Company will from time to time promptly pay all taxes and charges that may be imposed upon the Company or the Warrant Agent in respect of the issuance or delivery of shares of Common Stock upon the exercise of Warrants, but the Company or the Warrant Agent shall not be obligated to pay any transfer taxes in respect of the Warrants or such shares. The Warrant Agent shall not register any transfer or issue or deliver any Warrant Certificate(s) or Warrant Shares unless or until the persons requesting the registration or issuance shall have paid to the Warrant Agent for the account of the Company the amount of such transfer tax, if any, or shall have established to the reasonable satisfaction of the Company and the Warrant Agent that such transfer tax, if any, has been paid.

(c) Resignation, Consolidation, or Merger of Warrant Agent.

(i) Appointment of Successor Warrant Agent. The Warrant Agent, or any successor to it hereafter appointed, may resign its duties and be discharged from all further duties and liabilities hereunder after giving 30 days’ notice in writing to the Company pursuant to the notice provisions in Section 8(b). If the office of the Warrant Agent becomes vacant by resignation or incapacity to act or otherwise, the Company shall appoint in writing a successor Warrant Agent in place of the Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation or incapacity by the Warrant Agent or by the Holder of the Warrant (who shall, with such notice, submit his Warrant for inspection by the Company), then the Holder of any Warrant may apply to the Supreme Court of the State of New York for the County of New York for the appointment of a successor Warrant Agent at the Company’s cost. Any successor Warrant Agent, whether appointed by the Company or by such court, shall be authorized under applicable laws to exercise the powers of a transfer agent and subject to supervision or examination by federal or state authorities. After appointment, any successor Warrant Agent shall be vested with all the authority, powers, rights, immunities, duties, and obligations of its predecessor Warrant Agent with like effect as if originally named as Warrant Agent hereunder, without any further act or deed; but if for any reason it becomes necessary or appropriate, the predecessor Warrant Agent shall execute and deliver, at the expense of the Company, an instrument transferring to such successor Warrant Agent all the authority, powers, and rights of such predecessor Warrant Agent hereunder; and upon request of any successor Warrant Agent the Company shall make, execute, acknowledge, and deliver any and all instruments in writing for more fully and effectually vesting in and confirming to such successor Warrant Agent all such authority, powers, rights, immunities, duties, and obligations.

(ii) Notice of Successor Warrant Agent. In the event a successor Warrant Agent shall be appointed, the Company shall give notice thereof to the predecessor Warrant Agent and the transfer agent for the Common Stock not later than the effective date of any such appointment.

(iii) Merger or Consolidation of Warrant Agent. Any corporation into which the Warrant Agent may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion, or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the business of the Warrant Agent, shall be the successor Warrant Agent under this Warrant Agreement without any further act.

(d) Fees and Expenses of Warrant Agent.

(i) Remuneration. The Company agrees to pay the Warrant Agent reasonable remuneration for its services as such Warrant Agent hereunder and will reimburse the Warrant Agent upon demand for all expenditures that the Warrant Agent may reasonably incur in the execution of its duties hereunder.

(ii) Further Assurances. The Company agrees to perform, execute, acknowledge, and deliver or cause to be performed, executed, acknowledged, and delivered all such further and other acts, documents, instruments, and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing of the provisions of this Warrant Agreement

(e) Liability of Warrant Agent.

(i) Reliance on Company Statement. Whenever in the performance of its duties under this Warrant Agreement, the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a statement signed by the Chief Executive Officer, Chief Financial Officer, President, Secretary or Chairman of the Board of Directors of the Company and delivered to the Warrant Agent. The Warrant Agent may rely upon, and be held harmless for such reliance, such statement for any action taken or suffered in good faith by it pursuant to the provisions of this Warrant Agreement, and shall not be held liable in connection with any delay in receiving such statement.

(ii) Indemnification. The Company covenants and agrees to indemnify and to hold the Warrant Agent harmless against any costs, expenses (including reasonable fees of its legal counsel), losses or damages, which may be paid, incurred or suffered by or to which it may become subject, arising from or out of, directly or indirectly, any claims or liability resulting from its actions as Warrant Agent pursuant hereto; provided, that such covenant and agreement does not extend to, and the Warrant Agent shall not be indemnified with respect to, such costs, expenses, losses and damages incurred or suffered by the Warrant Agent as a result of, or arising out of, its gross negligence, bad faith, or willful misconduct. This Section 7(e)(ii) shall survive termination of this Warrant Agreement or any removal of the Warrant Agent.

(iii) Limitation on Liability of Warrant Agent. Notwithstanding anything contained herein to the contrary, the Warrant Agent’s aggregate liability during any term of this Warrant Agreement with respect to, arising from, or arising in connection with this Warrant Agreement, or from all services provided or omitted to be provided under this Warrant Agreement, whether in contract, or in tort, or otherwise, is limited to, and shall not exceed, the amounts paid hereunder by the Company to Warrant Agent as fees and charges, but not including reimbursable expenses, during the twelve months immediately preceding the event for which recovery from the Warrant Agent is being sought. This Section 7(e)(iii) shall survive termination of this Warrant Agreement or any removal of the Warrant Agent.

(iv) Instructions. From time to time, the Company may provide Warrant Agent with instructions concerning the services performed by the Warrant Agent hereunder. In addition, at any time the Warrant Agent may apply to any officer of the Company for instruction, and may consult with legal counsel for the Warrant Agent or the Company with respect to any matter arising in connection with the services to be performed by the Warrant Agent under this Warrant Agreement. The Warrant Agent and its agents and subcontractors shall not be liable and shall be indemnified by the Company for any action taken or omitted by the Warrant Agent in reliance upon any the Company instructions or upon the advice or opinion of such counsel. The Warrant Agent shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from the Company. This Section 7(e)(iv) shall survive termination of this Warrant Agreement or any removal of the Warrant Agent.

(f) Ambiguity or Uncertainty. In the event the Warrant Agent believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Warrant Agent hereunder, the Warrant Agent, may, in its sole discretion, refrain from taking any action, and shall be fully protected and shall not be liable in any way to the Company, the Holder of any Warrant Certificate or Book-Entry Warrant Certificate or any other person or entity for refraining from taking such action, unless the Warrant Agent receives written instructions signed by the Company which eliminates such ambiguity or uncertainty to the satisfaction of Warrant Agent.

(g) Acceptance of Agency. The Warrant Agent hereby accepts the agency established by this Warrant Agreement and agrees to perform the same upon the terms and conditions herein set forth and among other things, shall account promptly to the Company with respect to Warrants exercised and concurrently account for, and pay to the Company, all moneys received by the Warrant Agent for the purchase of shares of Common Stock through the exercise of Warrants.

8. Miscellaneous Provisions.

(a) Successors. Subject to applicable securities laws, this Warrant Agreement and the Warrants and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of each registered holder. The provisions of this Warrant Agreement are intended to be for the benefit of any holder from time to time of this Warrant Agreement and shall be enforceable by the Holder or holder of Warrant Shares.

(b) Notices. Any notice, statement or demand authorized by this Warrant Agreement to be given or made by the Warrant Agent or by a Holder to or on the Company shall be delivered by hand or sent by registered or certified mail or overnight courier service, addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:

National Holdings Corporation

200 Vesey Street, 25th Floor

New York, NY 10281

Attention: Michael A. Mullen

Any notice, statement or demand authorized by this Warrant Agreement to be given or made by a Holder or by the Company to or on the Warrant Agent shall be delivered by hand or sent by registered or certified mail or overnight courier service, addressed (until another address is filed in writing by the Warrant Agent with the Company), as follows:

Computershare Inc.

Computershare Trust Company, N.A.

[___________________________]

[___________________________]

[___________________________]

Any notice, sent pursuant to this Warrant Agreement shall be effective when sent.

(c) Governing Law; Jurisdiction. The validity, interpretation, and performance of this Warrant Agreement and of the Warrants shall be governed in all respects by the laws of the State of Delaware, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The Company hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Warrant Agreement shall be brought and enforced in the courts of the State of Delaware or the United States District Court for the District of Delaware, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any such process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 8(b). Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim.

(d) Non-circumvention. Except and to the extent as waived or consented to by a registered holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of a Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of a registered holder as set forth in this Warrant Agreement against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of a Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant Agreement.

(e) Persons Having Rights under this Warrant Agreement. Nothing in this Warrant Agreement expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the parties hereto and the registered holders of the Warrants, any right, remedy, or claim under or by reason of this Warrant Agreement or of any covenant, condition, stipulation, promise, or agreement hereof. All covenants, conditions, stipulations, promises, and agreements contained in this Warrant Agreement shall be for the sole and exclusive benefit of the parties hereto and their successors and assigns and of the registered holders of the Warrants.

(f) Examination of the Warrant Agreement. A copy of this Warrant Agreement shall be available at all reasonable times at the office of the Warrant Agent, for inspection by the registered holder of any Warrant. The Warrant Agent may require any such holder to submit his Warrant for inspection by it.

(g) Amendments. This Warrant Agreement may be amended by the parties hereto without the consent of any registered holder: (i) for the purpose of curing any ambiguity or (ii) of curing, correcting or supplementing any defective provision contained herein or (iii) adding or for the purpose of changing any other provisions with respect to matters or questions arising under this Warrant Agreement as the parties may deem necessary or desirable and that the parties deem shall not materially adversely affect the interest of the registered holders. All other modifications or amendments, including any amendment to increase the Warrant Price or shorten the Exercise Period, shall require the approval of the registered holders of Warrants equal to at least 67% of the Warrant Shares issuable upon exercise of all then outstanding Warrants (excluding from both the numerator and the denominator any Shares issuable upon exercise of all then outstanding Warrants held by Fortress Biotech, Inc. and its Affiliates). As a condition precedent to the Warrant Agent’s execution of any amendment, the Company shall deliver to the Warrant Agent a certificate from a duly authorized officer of the Company that states that the proposed amendment is in compliance with the terms of this Section 8(g). No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Warrant Agreement unless the same consideration is also offered to all holders of the Warrants.

(h) Severability. Wherever possible, each provision of this Warrant Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant Agreement.

(i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the registered holder to exercise a Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of a registered holder, shall give rise to any liability of each registered holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(j) Confidentiality. The Warrant Agent and the Company agree that all books, records, information and data pertaining to the business of the other party, including inter alia, personal, non-public warrant holder information, which are exchanged or received pursuant to the negotiation or the carrying out of this Warrant Agreement, including the fees for services set forth in the attached schedule shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by law, including, without limitation, pursuant to subpoenas from state or federal government authorities (e.g., in divorce and criminal actions).

(k) Remedies; Specific Performance. The registered holders, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant Agreement and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

(l) Consequential Damages. Neither party to this Warrant Agreement shall be liable to the other party for any consequential, indirect, special or incidental damages under any provisions of this Warrant Agreement or for any consequential, indirect, penal, special or incidental damages arising out of any act or failure to act hereunder even if that party has been advised of or has foreseen the possibility of such damages.

(m) Force Majeure. Notwithstanding anything to the contrary contained herein, the Warrant Agent will not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

(n) Counterparts. This Warrant Agreement may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Warrant Agreement transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

(o) Effect of Headings. The Section headings herein are for convenience only and are not part of this Warrant Agreement and shall not affect the interpretation thereof.

(p) Certain Definitions. For purposes of this Warrant Agreement, the following terms shall have the following meanings:

(i) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law or executive order to remain closed.

(ii) “Common Stock” means (i) the Company’s shares of Common Stock and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

(iii) “Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

(iv) “Expiration Date” means the date that is the fifth-year anniversary of the Issuance Date or, if such date falls on a day other than a Business Day or on which trading does not take place on the Principal Market (a “Holiday”), the next date that is not a Holiday.

(v) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(vi) “Principal Market” means the principal securities exchange or securities market on which the Common Shares are then traded.

(vii) “Trading Day” means a day on which the principal Trading Market is open for trading.

(viii) “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, the New York Stock Exchange, the OTC Bulletin Board or the OTC Markets, Inc. (or any successors to any of the foregoing).

(ix) “Warrant Shares” means the shares of Common Stock issuable on exercise of the Warrants.

[Remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, this Warrant Agreement has been duly executed by the parties hereto as of the day and year first above written.

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

COUNTERSIGNED:

COMPUTERSHARE INC., as Warrant Agent

By:
Authorized Officer

COMPUTERSHARE TRUST COMPANY, N.A., as Warrant Agent

By:
Authorized Officer

NATIONAL HOLDINGS CORPORATION

By:
Name:
Title:

COMPUTERSHARE INC. and
COMPUTERSHARE TRUST COMPANY, N.A.
For both entities

By:
Name:	Dan DeWeever
Title: Product Director

EXHIBIT A

[FORM OF WARRANT CERTIFICATE]

Warrant Certificate Evidencing Warrants to Purchase

Common Stock, par value of $0.02 per share, as described herein.

NATIONAL HOLDINGS CORPORATION

No. ___________

This Warrant Certificate (“Warrant Certificate”) certifies that _______________ or its registered assigns is the registered holder (the “Holder”) of a Warrant (the “Warrant”) of National Holdings Corporation, a Delaware corporation (the “Company”). Each Warrant entitles the holder, subject to the provisions contained herein and in the Warrant Agreement (as defined below), to purchase one (1) share of common stock, par value $0.02 per share, of the Company (the “Common Stock”) at the Exercise Price (as defined below). The exercise price at which one Warrant Share may be purchased at the time each Warrant is exercised (the “Exercise Price”) is $3.25 initially, subject to adjustments as set forth in the Warrant Agreement.

This Warrant Certificate is subject to the terms and provisions contained in the Warrant Agreement, dated as of December 13, 2016, as amended and restated (the “Warrant Agreement”), among the Company and Computershare Inc. and Computershare Trust Company, N.A. (collectively, the “Warrant Agent”), to all of which terms and provisions the Holder of this Warrant Certificate and the beneficial owners of the Warrants represented by this Warrant Certificate consent by acceptance hereof. Copies of the Warrant Agreement are on file and can be inspected at the below-mentioned office of the Warrant Agent and at the office of the Company at 1200 North Federal Highway, Suite 400, Boca Raton, FL 33432. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Warrant Agreement.

Subject to the terms of the Warrant Agreement, each Warrant evidenced hereby may be exercised only during the period (the “Exercise Period”) commencing on the Issuance Date and terminating at 5:00 P.M., Eastern time, on [__________], 2021 (the “Expiration Date”). Each Warrant not exercised on or before the Expiration Date shall become void, and all rights of the Holder of this Warrant Certificate evidencing such Warrant shall cease.

The Holder of the Warrant represented by this Warrant Certificate may exercise any Warrant evidenced hereby by delivering, not later than 5:00 P.M., Eastern time, on any Business Day during the Exercise Period to the Warrant Agent at its corporate trust department (i) this Warrant Certificate, or, in the case of a Book-Entry Warrant Certificate, the Warrant to be exercised as shown on the records of The Depository Trust Company (the “Depository”) to an account of the Warrant Agent at the Depository designated for such purpose in writing by the Warrant Agent to the Depository from time to time, (ii) an election to purchase the shares of Common Stock underlying the Warrant to be exercised, properly completed and executed by the registered holder on the reverse of this Warrant Certificate or, in the case of a Book-Entry Warrant Certificate, properly delivered by the Participant in accordance with the Depository’s procedures, and (iii) the Exercise Price for each Warrant to be exercised in lawful money of the United States of America by wire, certified or official bank check, or wire transfer, in immediately available funds.

No fraction of a share of Common Stock will be issued upon any exercise of a Warrant. If the holder of a Warrant would be entitled to receive a fraction of a share of Common Stock upon any exercise of the Warrant, the Company shall, at its election, either pay a cash adjustment in respect of such fraction in an amount equal to such fraction multiplied by the Exercise Price or round up such fraction to the next whole share.

Upon any exercise of the Warrant for less than the total number of full Shares provided for in this Warrant Certificate, there shall be issued to the registered holder hereof or the registered holder’s assignee a new Warrant Certificate covering the number of Shares for which the Warrant has not been exercised, provided that such holder has previously surrendered this Warrant to the Warrant Agent.

Upon surrender of this Warrant Certificate for transfer, properly endorsed with signatures properly guaranteed and accompanied by appropriate instructions for transfer, the Warrant Agent shall register the transfer. A new Warrant Certificate or Warrant Certificates evidencing in the aggregate a like number of Warrants shall be issued and the old Warrant Certificate shall be canceled.

This Warrant Certificate, when surrendered to the Warrant Agent, may be transferred or exchanged in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates evidencing in the aggregate a like number of Warrants.

The Company and the Warrant Agent may deem and treat the registered holder as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

This Warrant Certificate does not entitle the registered holder to any of the rights of a stockholder of the Company.

This Warrant Certificate is not valid unless countersigned by the Warrant Agent.

THIS WARRANT CERTIFICATE SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF THE SUBSTANTIVE LAWS OF ANOTHER JURISDICTION.

[Remainder of page intentionally left blank. Signature page follows.]

NATIONAL HOLDINGS CORPORATION

By:
Name:
Title:

COUNTERSIGNED:

COMPUTERSHARE INC., as Warrant Agent

By:
Authorized Officer

COMPUTERSHARE TRUST COMPANY, N.A., as Warrant Agent

By:
Authorized Officer

ELECTION TO PURCHASE FORM

(to be executed by the registered holder in order to exercise Warrants)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive __________ shares of Common Stock and herewith tenders payment for such shares to the order of National Holdings Corporation (the “Company”) in the amount of $___________ in accordance with the terms hereof. The undersigned requests that a certificate for such shares be registered in the name of:

Address:

Social Security or Tax Identification Number:

and be delivered to:

Address:

and, at the sole election of the registered holder, if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of:

Address:

ASSIGNMENT

(to be executed by the registered holder in order to assign Warrants)

For Value Received, hereby sells, assigns, and transfers unto

Address:

Social Security or Tax Identification Number:

and be delivered to:

Address:

Warrants to purchase shares of Common Stock represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints as attorney to transfer this Warrant Certificate on the books of the Warrant Agent, with full power of substitution in the premises.

Dated:	Signed:

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Signature Guaranteed

____________________________________________________